Exhibit 10(p)

Execution Version

SECOND LIEN COLLATERAL AGENCY AGREEMENT, dated as of September 8, 2016, by and among WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the 9.125% Second Lien Indenture Secured Parties (as defined below) (in such capacity, together with its successors and assigns, the “9.125% Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the 10.000% Second Lien Indenture Secured Parties (as defined below) (in such capacity, together with its successors and assigns, the “10.000% Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (as defined below), HOVNANIAN ENTERPRISES, INC. (“Hovnanian”), K. HOVNANIAN ENTERPRISES, INC. (the “Company”), and each of the signatories listed on Schedule A hereto (Hovnanian, the Company and such signatories, collectively, the “Grantors”).

WHEREAS, the Grantors, the 9.125% Collateral Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee (the “9.125% Trustee”) are parties to that certain Indenture, dated as of October 2, 2012 (as amended, supplemented or otherwise modified to the date hereof and as thereafter amended, supplemented or otherwise modified from time to time, the “9.125% Indenture”) pursuant to which the Company issued its 9.125% Senior Secured Second Lien Notes due 2020 (the “9.125% Notes”);

WHEREAS, in connection with the 9.125% Indenture, Hovnanian, the Company and the other Grantors party thereto entered into that certain Second Lien Security Agreement, dated as of October 2, 2012 (as amended, amended and restated, supplemented or otherwise modified to the date hereof and from time to time hereafter, the “Second Lien Security Agreement”) pursuant to which Hovnanian, the Company and the other Grantors party thereto granted to the 9.125% Collateral Agent, for the benefit of the 9.125% Second Lien Indenture Secured Parties, Liens on the Collateral under, and as defined in, the Second Lien Security Agreement;

WHEREAS, in connection with the 9.125% Indenture, Hovnanian, the Company and the other Grantors party thereto entered into that certain Second Lien Pledge Agreement, dated as of October 2, 2012 (as amended, amended and restated, supplemented or otherwise modified to the date hereof and from time to time hereafter, the “Second Lien Pledge Agreement”) pursuant to which Hovnanian, the Company and the other Grantors granted to the 9.125% Collateral Agent, for the benefit of the 9.125% Second Lien Indenture Secured Parties, Liens on the Pledged Collateral under, and as defined in, the Second Lien Pledge Agreement;

WHEREAS, concurrently with the execution of this Agreement, the Grantors, the 10.000% Collateral Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee (the “10.000% Trustee”) are entering into that certain Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “10.000% Indenture”) pursuant to which (x) the Company is issuing its 10.000% Senior Secured Second Lien Notes due 2018 (the “10.000% Notes” and, together with the 9.125% Notes, the “Notes”) and (y) the 10.000% Collateral Agent is being appointed as collateral agent for the 10.000% Second Lien Indenture Secured Parties;

WHEREAS, concurrently and in connection with the consummation of the transactions contemplated by the 10.000% Indenture, the Grantors and the 9.125% Collateral Agent shall enter into an amendment, amendment and restatement, or other modification to the Second Lien Security Agreement, the Second Lien Pledge Agreement and the other Junior Collateral Documents to the extent necessary (x) to add the Obligations under the 10.000% Indenture as “Secured Obligations” for all purposes under the Second Lien Security Agreement and (y) to provide that the Collateral Agent shall act as collateral agent, and hold the Liens granted pursuant to the Junior Collateral Documents, for the benefit of the 10.000% Second Lien Indenture Secured Parties, in addition to acting as collateral agent, and holding the Liens granted pursuant to the Junior Collateral Documents, for the benefit of the 9.125% Second Lien Indenture Secured Parties;

WHEREAS, the Liens granted pursuant to the Second Lien Security Agreement, the Second Lien Pledge Agreement and all other Junior Collateral Documents are subject to that certain Amended and Restated Intercreditor Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among Hovnanian, the Company, the other Grantors from time to time party thereto, Wilmington Trust, National Association, as collateral agent under the Senior Credit Agreement Documents, Wilmington Trust, National Association, as trustee and collateral agent under the Senior Noteholder Documents, Wilmington Trust, National Association, as the Mortgage Tax Collateral Agent, the 9.125% Trustee, the 9.125% Collateral Agent, the 10.000% Trustee, the 10.000% Collateral Agent and the Collateral Agent.

NOW THEREFORE, the parties hereto desire to memorialize the foregoing and, accordingly, hereby agree as follows:

Article 1
Defined Terms

Section 1.01. Definitions. Capitalized terms not otherwise defined herein or specified as being defined in a specific agreement or instrument shall have the meanings set forth in the Intercreditor Agreement, and the following terms shall have the following meanings:

“9.125% Agent” means the collective reference to the 9.125% Trustee and the 9.125% Collateral Agent.

“10.000% Agent” means the collective reference to the 10.000% Trustee and the 10.000% Collateral Agent.

“9.125% Second Lien Indenture Secured Parties” means all Junior Creditors, including, for the avoidance of doubt, the Junior Notes Claimholders, with respect to the 9.125% Indenture.

“10.000% Second Lien Indenture Secured Parties” means all Junior Creditors, including, for the avoidance of doubt, the Junior Notes Claimholders, with respect to the 10.000% Indenture.

“Agreement” means this Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Collateral Agent” means Wilmington Trust, National Association, in its capacity as collateral agent (together with its successors and assigns) for the Second Lien Indenture Secured Parties under the Junior Collateral Documents and the Intercreditor Agreement pursuant to the appointment in Section 2.01 hereof.

“Event of Default” means an Event of Default as defined in the Indentures.

“Indentures” means the collective reference to the 9.125% Indenture and the 10.000% Indenture.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or other expenses or other charges that accrues after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable in any such Insolvency or Liquidation Proceeding.

“Second Lien Indenture Secured Parties” shall mean the 9.125% Second Lien Indenture Secured Parties and the 10.000% Second Lien Indenture Secured Parties.

“Second Lien Obligations” means all Junior Claims, with respect to the Indebtedness (as defined in the Indentures) and the Obligations relating to the Indentures and the Notes and the Guarantee (as defined in the Indentures) (including, for the avoidance of doubt, an amount equal to Post-Petition Interest).

“Series” shall mean, when used in reference to the Second Lien Indenture Secured Parties, the 9.125% Second Lien Indenture Secured Parties or the 10.000% Second Lien Indenture Secured Parties or both, as applicable.

Section 1.01. Certain Other Terms.

(a)     The words “herein,” “hereof,” “hereto” and “hereunder” and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(b)     References herein to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit, or Article, Section, subsection or clause in, this Agreement.

(c)     The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(d)     Any reference in this Agreement to the Second Lien Security Agreement, the Second Lien Pledge Agreement and the other Junior Collateral Documents shall include all appendices, exhibits and schedules to such Second Lien Security Agreement, Second Lien Pledge Agreement and the other Junior Collateral Documents, and all amendments, restatements, amendments and restatements, supplements or other modifications thereto entered into concurrently and in connection with the consummation of the transactions contemplated by the 10.000% Indenture or from time to time thereafter.

(e)     Any reference in this Agreement to Junior Collateral Documents, Junior Documents or Junior Collateral shall be a reference to such term as defined in the Intercreditor Agreement, but solely as they relate to the Second Lien Obligations and the Second Lien Indenture Secured Parties.

Article 2
The Collateral Agent

Section 2.01. Authorization and Action. The Company and pursuant to the authorization set forth in the 10.000% Indenture, the 10.000% Collateral Agent hereby appoints Wilmington Trust, National Association in its capacity as the 9.125% Collateral Agent to act as collateral agent on behalf of the 10.000% Second Lien Indenture Secured Parties pursuant to the Second Lien Security Agreement, the Second Lien Pledge Agreement and the other Junior Collateral Documents. Wilmington Trust, National Association in its capacity as the 9.125% Collateral Agent hereby accepts such appointment to act as collateral agent for all the Second Lien Indenture Secured Parties for the purposes of the Second Lien Security Agreement, the Second Lien Pledge Agreement, the other Junior Collateral Documents and the Intercreditor Agreement. The Collateral Agent acknowledges that the Liens and security interests created and arising under the Junior Collateral Documents originally for the benefit of the 9.125% Second Lien Indenture Secured Parties shall, on and after the date hereof, also be for the benefit of the 10.000% Second Lien Indenture Secured Parties. The parties hereto agree that nothing in this Agreement shall affect, impair or interrupt the continuous Liens created pursuant to the Junior Collateral Documents as of the date of the original grant of such Liens and such Liens remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority immediately prior to the date of this Agreement, subject to the Intercreditor Agreement.

Section 2.02. Enforcement of Collateral by Collateral Agent. Subject to the Intercreditor Agreement, if the Collateral Agent at any time receives written notice from either Series of Second Lien Indenture Secured Parties (i) stating that an Event of Default has occurred and is continuing entitling the Collateral Agent (or any Second Lien Indenture Secured Party of the applicable Series to direct the Collateral Agent) to foreclose upon, collect or otherwise enforce its Liens or security interests on the Junior Collateral and (ii) instructing the Collateral Agent to act in the exercise and enforcement of the Collateral Agent’s interests, rights, powers and remedies in respect of the Junior Collateral or under the Junior Collateral Documents or applicable law, then, subject to the next succeeding sentence and its rights under the Junior Documents, the Collateral Agent shall comply with such instructions, and, following the initiation of such exercise or remedies, the Collateral Agent will act as directed by such Series of Second Lien Indenture Secured Parties. If the Collateral Agent receives multiple instructions from the requisite number of Second Lien Indenture Secured Parties of each Series, then the Collateral Agent will comply with all such instructions; provided that if there is a conflict between such instructions, then (i) the Collateral Agent shall promptly inform the Second Lien Indenture Secured Parties of both Series in writing and shall not be required to comply with any such instructions for a period of ten days after delivery by the Collateral Agent to the 9.125% Agent and the 10.000% Agent of notice of such conflict (such ten-day period, the “Notice Period”), until (x) the Collateral Agent receives written notice from the 9.125% Agent or the 10.000% Agent that the conflicting instructions delivered by the 9.125% Agent or the 10.000% Agent, as applicable, are withdrawn, in which case the Collateral Agent shall act in accordance with any remaining instruction still in effect or (y) the Collateral Agent receives written notice from both the 9.125% Agent and the 10.000% Agent jointly (I) stating that the conflicting instructions delivered by the Second Lien Indenture Secured Parties of both Series are withdrawn and (II) directing the Collateral Agent to take such actions set forth therein or (ii) after expiration of the Notice Period without the occurrence of either of the actions described in the foregoing clauses (x) or (y), the Collateral Agent shall comply with any instructions of the 9.125% Second Lien Indenture Secured Parties as are permitted by the Second Lien Security Agreement, the 9.125% Indenture and the Intercreditor Agreement.

Section 2.03. Application of Proceeds by Collateral Agent/Priority of Claims. Subject to the requirements of the Intercreditor Agreement, the Collateral Agent shall cause all Proceeds of the Junior Collateral (in the form of cash or otherwise) received by it pursuant to an enforcement of Liens and security interests in accordance with Section 2.02 or otherwise, to be applied as follows:

FIRST, ratably to the payment of all costs and expenses owing to the Collateral Agent, the 9.125% Notes Trustee and 9.125% Collateral Agent and the 10.000% Notes Trustee and 10.000% Collateral Agent in respect of the Second Lien Obligations, their agents, attorneys and counsel, and all other expenses and liabilities incurred and advances made pursuant to the Indentures except as a result of their negligence or willful misconduct;

SECOND, to the payment in full of the Second Lien Obligations (including, for the avoidance of doubt, an amount equal to Post-Petition Interest) ratably in respect of the Obligations in respect of the 9.125% Notes and the 10.000% Notes based upon the amount thereof outstanding on the date of such application (which amount shall include, for the avoidance of doubt, Post-Petition Interest), to be applied by the applicable trustee in accordance with the respective Junior Documents; and

THIRD, after payment in full of all of the Obligations in respect of the 9.125% Notes and the 10.000% Notes, to the Grantors or their successors or assigns, as their interests may appear, or as a court of competent jurisdiction may direct.

Section 2.04. Prohibition on Contesting Liens. (a) Each of the Second Lien Indenture Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Second Lien Indenture Secured Parties in all or any part of the Junior Collateral, or the provisions of this Agreement; provided that nothing in this Section 2.04(a) shall be construed to prevent or impair the rights of any collateral agent to enforce this Agreement.

(b) Notwithstanding the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens securing any Series of Second Lien Obligations granted on the Junior Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Junior Documents or any defect or deficiencies in the Liens securing the Second Lien Obligations of any Series granted on the Junior Collateral or any other circumstance whatsoever, each Second Lien Indenture Secured Party hereby agrees that the Liens securing each Series of Second Lien Obligations on any Junior Collateral shall be of equal priority.

Section 2.05. Acknowledgments. Nothing set forth in this Agreement is intended to limit, or shall limit, any right or remedy that the 9.125% Agent, the 10.000% Agent or any Second Lien Indenture Secured Party may have in its capacity as a creditor in any Insolvency or Liquidation Proceeding.

Section 2.06. Duties of Collateral Agent. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein or in the Junior Collateral Documents to which it is a party (in its capacity as Collateral Agent) or in the Intercreditor Agreement.

Section 2.07. Successor Agent. (a) The Collateral Agent or any successor Collateral Agent may resign at any time by giving at least 30 days’ prior written notice of resignation to the Company, the 9.125% Collateral Agent and the 10.000% Collateral Agent, such resignation to be effective on the later of (a) the date specified in such notice and (b) the date on which a replacement agent acceptable to the 9.125% Collateral Agent, the 10.000% Collateral Agent, and to the extent no Event of Default exists under the Junior Documents, the Company, is appointed to act as Collateral Agent hereunder. If no such successor is appointed within such 30 day period, the Collateral Agent may petition a court of competent jurisdiction for the appointment of a successor.

(b) Any entity into which the Collateral Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Collateral Agent is a party shall automatically succeed to all of the rights and obligations of the Collateral Agent hereunder and under the Agreement without further action on the part of any of the parties hereto. Such surviving or succeeding entity (if other than the Collateral Agent) shall (a) forthwith deliver to each of the collateral agents and the Company written notice of such succession to the rights and obligations of the Collateral Agent hereunder and under the Junior Documents and an executed assignment and assumption of the Collateral Agent’s rights and duties hereunder and (b) cooperate with the Company in continuing or maintaining perfection of the lien and security interest in respect of the Junior Collateral.

Section 2.08. Recording of Liens. Each of the 9.125% Agent and the 9.125% Second Lien Indenture Secured Parties agrees that each filing and recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any such party in the name of Wilmington Trust, National Association, as Collateral Agent, or similar name in respect of the Second Lien Obligations, is also a filing and recordation in favor and for the benefit of the 10.000% Agent and each 10.000% Second Lien Indenture Secured Party and that the references to Wilmington Trust, National Association, as Collateral Agent (or similar representative name in respect of the Second Lien Obligations) in each such filing is a reference to the Collateral Agent, acting as representative for the Second Lien Indenture Secured Parties, the 9.125% Agent and the 10.000% Agent.

Section 2.09. Bailee for Perfection. Prior to the date the Collateral Agent obtains control of the Deposit Account Collateral that is part of the Junior Collateral and at the time controlled by the 9.125% Collateral Agent, the 9.125% Collateral Agent acknowledges that the 9.125% Collateral Agent has control of the Deposit Account Collateral that is part of the Junior Collateral and at the time controlled by the 9.125% Collateral Agent for the benefit of the Second Lien Indenture Secured Parties and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Junior Collateral Documents.

Article 3
Miscellaneous

Section 3.01. Notices, etc. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be delivered in accordance with the Intercreditor Agreement

Section 3.02. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of the parties hereto.

Section 3.03. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

Section 3.04. Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in the Intercreditor Agreement. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

Section 3.05. Amendments. This Agreement may not be modified or amended, or any provision thereof waived, except in writing signed by all the parties to this Agreement.

Section 3.06. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one instrument. If any term of this Agreement or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Agreement or any other application of such term shall in no way be affected thereby.

Section 3.07. Collateral Agent’s rights, benefits, etc. (a) Wilmington Trust, National Association is entering into this Agreement in its capacity as 9.125% Collateral Agent pursuant to the authorization set forth in Article XI of the 9.125% Indenture. In acting as 9.125% Collateral Agent and in acting as Collateral Agent hereunder, Wilmington Trust, National Association shall be entitled to the rights, benefits, protections, indemnities and immunities granted to the 9.125% Collateral Agent set forth in the Junior Documents (to which the Collateral Agent is a party) in respect of the 9.125% Indenture and its role as 9.125% Collateral Agent.

(b) Wilmington Trust, National Association is entering into this Agreement in its capacity as 10.000% Collateral Agent pursuant to the authorization set forth in Article XI of the 10.000% Indenture. In acting as 10.000% Collateral Agent and in acting as Collateral Agent hereunder, Wilmington Trust, National Association shall be entitled to the rights, benefits, protections, indemnities and immunities granted to the 10.000 % Collateral Agent set forth in the Junior Documents (to which the Collateral Agent is a party) in respect of the 10.000% Indenture and its role as 10.000% Collateral Agent.

(c) The permissive authorizations, entitlements, powers and rights granted to each of the Collateral Agent herein shall not be construed as duties. Any exercise of discretion on behalf of the of the Collateral Agent shall be exercised in accordance with the terms of the Junior Documents.

(d) None of the collateral agents hereunder make any representation and have no responsibility as to the validity or sufficiency of this Agreement or the sufficiency of the Junior Collateral.

(e) Notwithstanding anything herein to the contrary, none of the collateral agents hereunder shall have any duty to (i) file or prepare any financing or continuation statements or record any documents or instruments in any public office for purposes of creating, perfecting or maintaining any lien or security interest created hereunder or under the Junior Collateral Documents; (ii) take any necessary steps to preserve rights against any parties with respect to any Junior Collateral; or (iii) take any action to protect against any diminution in value of the Junior Collateral, except, in each case, as otherwise expressly provided in this Agreement and the Junior Documents (to which the applicable collateral agent is a party), with respect to the safe custody of any Junior Collateral in its physical possession and the release of any liens only in accordance with the terms of the Junior Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but solely as 9.125% Collateral Agent

By:	/s/ John T. Needham, Jr.
Name: John T. Needham, Jr.
Title: Vice President

[Signature Page to Second Lien Collateral Agency Agreement]

WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but solely as 10.000% Collateral Agent

By:	/s/ John T. Needham, Jr.
Name: John T. Needham, Jr.
Title: Vice President

[Signature Page to Second Lien Collateral Agency Agreement]

WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity but solely as Collateral Agent under the Junior Collateral Documents

By:	/s/ John T. Needham, Jr.
Name: John T. Needham, Jr.
Title: Vice President

[Signature Page to Second Lien Collateral Agency Agreement]

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice-President—Finance and
Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice-President—Finance and
Treasurer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice-President—Finance and
Treasurer

On behalf of each other entity named in Schedule A hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice-President—Finance and
Treasurer

[Signature Page to Second Lien Collateral Agency Agreement]

SCHEDULE A

ARBOR TRAILS, LLC

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

EASTERN NATIONAL TITLE AGENCY, LLC

EASTERN TITLE AGENCY OF ILLINOIS, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

FOUNDERS TITLE AGENCY, INC.

GLENRISE GROVE, L.L.C.

GOVERNOR'S ABSTRACT CO., INC.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOV IP, II, INC.

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BRIDGEWATER II, LLC

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAMPTON PRAIRIE, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE URBAN RENEWAL, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHARTER WAY, LLC

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT EVESHAM, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GENEVA MEADOWS, LLC

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL III, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT LINK FARM, LLC

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO IX, LLC

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARPLE, LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT MT. LAUREL, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT NORTON LAKE LLC

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT OCEAN TOWNSHIP, INC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PIAZZA D'ORO, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL IIi, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT THE CROSBY, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CONSTRUCTION III, INC

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN CONTRACTORS OF OHIO, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OF OHIO, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT HEMET, LLC

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

K. HOVNANIAN’S VERANDA AT RIVERPARK II, LLC

KHH SHELL HALL LOAN ACQUISITION, LLC

LANDARAMA, INC.

LAUREL HIGHLANDS, LLC

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT MONROE WOODS, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

NEW HOME REALTY, LLC

NEW LAND TITLE AGENCY, L.L.C.

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY, L.L.C.

SEABROOK ACCUMULATION CORPORATION

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

WASHINGTON HOMES, INC.

WESTMINSTER HOMES, INC.

WH PROPERTIES, INC.

WOODMORE RESIDENTIAL, L.L.C.

WTC VENTURES, L.L.C.